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                                  EXHIBIT 10.8

                                EXAR CORPORATION

                      EXECUTIVE OFFICERS' CHANGE OF CONTROL
                             SEVERANCE BENEFIT PLAN


SECTION 2.        INTRODUCTION.

         This EXAR Corporation Executive Officers' Change of Control Severance Benefit Plan (the "Plan") was approved by the Compensation Committee of the Board of Directors of EXAR Corporation (the "Company") on June 24, 1999 (the "Effective Date"). The purpose of the Plan is to encourage valued officers to work in the Company's best interests during and following a Change of Control (as defined below) by providing for the payment of severance benefits as set forth herein. This Plan shall supersede any group severance benefit plan, policy or practice previously maintained by the Company for the employees described herein. This Plan shall supersede any agreement between the Eligible Employees (as defined below) for monetary severance payments, but not for other forms of severance compensation including stock or accelerated vesting of stock options as set forth in the EXAR Corporation 1997 Equity Incentive Plan. This Plan document also is the Summary Plan Description for the Plan.

SECTION 3.    DEFINITIONS.

                       When used herein, the following terms shall have the following definitions:

         (a) "BASE SALARY" shall mean an Eligible Employee's salary from the Company, at the rate in effect on the date of a Change of Control (or as increased thereafter), excluding all bonus, commissions and other incentive compensation, such as, but not by way of limitation, payments under the Company's Executive Incentive Compensation Program, Sales Incentive Compensation Program and Key Employee Compensation Program.

         (b) "CAUSE" shall mean: (i) conviction of any felony or conviction of any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) conduct by an Eligible Employee which, based upon a good faith and reasonable factual investigation and determination by the Company, demonstrates gross incompetence; or (iv) intentional, material violation by an Eligible Employee of any contract between the Eligible Employee and the Company or any statutory duty of the Eligible Employee to the Company that is not corrected within thirty (30) days after written notice to the Eligible Employee thereof. Physical or mental disability shall not constitute "Cause."

         (c) "CHANGE OF CONTROL" shall mean (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (iv) any other capital reorganization in which more than thirty-five percent (35%) of the shares of the Company entitled to vote are exchanged, excluding in each case a capital reorganization in which the sole purpose is to change the state of incorporation of the Company; (v) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; or (vi) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than thirty-five percent (35%) of the combined voting power in the election of

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directors. For purposes of this paragraph, acquisition of ownership interests by any Eligible Employee, whether through a "management buy-out" or otherwise, shall not constitute a "Change of Control."

     "ELIGIBLE EMPLOYEES" shall mean those executives as may be designated from time to time by the Board of Directors to be a participant. The Board of Directors, or the Compensation Committee of the Board of Directors, may, in its sole discretion, designate additional employees to be Eligible Employees under the Plan.

         (d) "GOOD REASON" shall mean any one of the following events which occurs within thirteen (13) months after the effective date of a Change of
Control: (i) any reduction of the Eligible Employee's rate of total compensation (including base salary, bonus, stock, stock options, etc.); (ii) any reduction in the package of welfare benefit plans, taken as a whole, provided to the Eligible Employee (except that employee contributions may be raised to the extent of any cost increases imposed by third parties) or any action by the Company which would adversely affect the Eligible Employee's participation or reduce the Eligible Employee's benefits under any of such plans; (iii) any change in the Eligible Employee's responsibilities, duties, authority, title, reporting relationship or offices resulting in any diminution of position (including, but not limited to, a change of responsibility from company-wide responsibility to division-level responsibility); (iv) request that the Eligible Employee relocate to a worksite that is more than thirty-five (35) miles from the Eligible Employee's prior worksite, unless the Eligible Employee accepts such relocation opportunity; (v) failure or refusal of a successor to the Company to assume the Company's obligations under the Plan; or (vii) material breach by the Company or any successor to the Company of any of the material provisions of the Plan.

         (e) "TERMINATION DATE" shall mean the date upon which an Eligible Employee's employment with the Company terminates within thirteen (13) months after the effective date of a Change of Control.

SECTION 4.    ELIGIBILITY FOR BENEFITS.

         (a) GENERAL RULES. Subject to the requirements set forth in this
Section 3, and subject to further limitations set forth subsequently in this Plan, the Company will grant severance benefits to Eligible Employees. As a condition of receiving severance benefits under the Plan, each Eligible Employee must execute an effective general waiver and release, on the appropriate form attached hereto as Exhibits A and B, which releases the Company from any and all claims the Eligible Employee may have against the Company.

         (b) EXCEPTIONS. An employee who otherwise is an Eligible Employee will not receive severance benefits under the Plan in any of the following circumstances:

                  (i) The employee voluntarily terminates employment with the Company other than for Good Reason.

                  (ii) The employee voluntarily terminates employment with the Company in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or a successor to the Company, or is wholly or partly owned (directly or indirectly) by the parent or other affiliate of the Company or its successor.

SECTION 5.    AMOUNT OF SEVERANCE BENEFITS.

         Eligible Employees whose employment is terminated without Cause or for Good Reason on a Termination Date will receive, subject to Section 5 hereof, a lump sum payment equal to two (2) times the Eligible Employee's Base Salary. In the event of an Eligible Employee's death prior to the receipt of a payment to which he or she is entitled, such payment shall be made to the Eligible Employee's surviving spouse or, if

                                       2

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none, to the Eligible Employee's estate. The foregoing severance benefits shall be subject to applicable federal, state, local and foreign tax withholdings.

SECTION 6.    LIMITATION ON AMOUNT OF BENEFIT; GOLDEN PARACHUTE TAXES.

         (a) Notwithstanding any other provision of the Plan to the contrary,
(i) the severance benefits under this Plan are in lieu of any other benefit provided under any other group severance plan of the Company and (ii) severance benefits under this Plan shall be reduced by the amount of any payment to which the Eligible Employee is entitled under any individual severance agreement or other arrangement then in effect between the Eligible Employee and the Company. The accelerated vesting of stock options under the Company's 1997 Equity Incentive Plan shall not be subject to this Section 5(a).

         (b) Notwithstanding any other provision of the Plan to the contrary, in the event it shall be determined, either by the Company or by a final determination of the Internal Revenue Service, that any payment, distribution or benefit by or from the Company to or for the benefit of an Eligible Employee, whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise (the "Payments"), would cause the Eligible Employee to become subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Company shall pay to or for the benefit of the Eligible Employee, within the later of ninety (90) days of the Termination Date or ninety
(90) days of the date of determination referred to above, an additional amount (the "Gross-Up Payment") in an amount that shall fund the payment by the Eligible Employee of any Excise Tax on the Payments, as well as any income taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to taxes on the Gross-Up Payment or any Excise Tax. For purposes of determining the amount of the Gross-Up Payment, the Eligible Employee shall be deemed to pay federal, state and local income taxes at the highest nominal marginal rate of such federal, state and local income taxation in the calendar year in which the Gross-Up Payment is due, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account to determine the amount of the Gross-Up Payment, then the Eligible Employee shall repay to the Company at that time the portion of the Gross-Up Payment attributable to such reduction (plus an amount equal to any tax reduction, whether of the Excise Tax, any applicable income tax, or any applicable employment tax, which the Eligible Employee has received as a result of such initial repayment). In the event that the Excise Tax is subsequently determined, whether by the Company or by a final determination of the Internal Revenue Service, to be more than the amount taken into account to determine the amount of the Gross-Up Payment, then the Company shall pay to the Eligible Employee an additional amount, which shall be determined using the same methods as were used for calculating the Gross-Up Payment, with respect to such excess. For purposes of this Section 5(b), a determination of the Internal Revenue Service as to the amount of Excise Tax for which an Eligible Employee is liable shall not be treated as final until the time that either (i) the Company agrees to acquiesce to the determination of the Internal Revenue Service or (ii) the determination of the Internal Revenue Service has been upheld in a court of competent jurisdiction and the Company decides not to appeal such judicial decision or such decision is not appealable. If the Company chooses to contest the determination of the Internal Revenue Service, then all costs, attorneys' fees, charges assessed and other expenses shall be borne and paid when due by the Company.

SECTION 7.    NOTICE OF TERMINATION.

         Any termination by the Company, whether or not for Cause, or by the Eligible Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, if to the Eligible Employee, then to the Eligible Employee at the Eligible Employee's address as set forth in the Company's records, and, if to the Company, to EXAR Corporation, 48720 Kato Road, Fremont, California 94538 Attention: Law Department. For purposes of the Plan, a Notice of Termination means a written notice which (i) indicates the specific termination provision in the Plan relied upon and (ii) if the Termination

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Date is other than the date of receipt of such notice, specifies the
Termination Date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Company or the Eligible Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause or of Good Reason shall not waive any right of the Company or of the Eligible Employee, respectively, or preclude the Company or the Eligible Employee, respectively, from asserting such fact or circumstance in enforcing its, his or her rights hereunder.

SECTION 8.    TIME OF PAYMENT.

         The Company will pay the severance payments described in Section 4 above within thirty (30) days after the Termination Date of an Eligible Employee, but not sooner than the effective date of the release attached as Exhibit A or B, as appropriate.

SECTION 9.    MITIGATION.

         The Eligible Employee shall not be required to mitigate the amount of the severance benefits payable under this Plan by seeking other employment or otherwise, and any amount earned by the Eligible Employee after the Termination Date shall not reduce or otherwise affect the amount of such severance benefits.

SECTION 10.   RIGHT TO INTERPRET PLAN; AMEND AND TERMINATE; OTHER ARRANGEMENTS.

         (a) EXCLUSIVE DISCRETION. The Plan Administrator (as defined in Section 14 below) shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan, to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and the amount of benefits to be paid under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.

         (b) AMENDMENT OR TERMINATION. The Compensation Committee of the Board of Directors of the Company reserves the right to amend or discontinue this Plan or the benefits provided hereunder at any time; PROVIDED, HOWEVER, that no such amendment or termination shall affect the right to any unpaid benefit of any Eligible Employee whose Termination Date has occurred prior to such amendment or termination of the Plan, and that no amendment or discontinuance of this Plan may occur after the effective date of a Change of Control or in anticipation of a Change of Control. Any action amending or terminating the Plan shall be in writing and executed by the Chair of the Compensation Committee of the Board of Directors of the Company.

SECTION 11.   NO IMPLIED EMPLOYMENT CONTRACT.

         The Plan shall not be deemed (i) to give any Eligible Employee any right to be retained in the employ of the Company or (ii) to interfere with the right of the Company to discharge any Eligible Employee or other person at any time and for any reason, which right is hereby reserved.

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SECTION 12.   LEGAL CONSTRUCTION.

         This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA") as a "welfare benefit plan" as defined in Section 3(1) of ERISA, and, to the extent not preempted by ERISA, the laws of the State of California. If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 13.   CLAIMS, INQUIRIES AND APPEALS.

         (a) APPLICATIONS FOR BENEFITS AND INQUIRIES. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Plan Administrator is:

                                    Compensation Committee
                                    EXAR Corporation
                                    48720 Kato Road
                                    Fremont, CA 94538
                                    Attention:  Chair of Compensation Committee

         (b) DENIAL OF CLAIMS. In the event that any application for severance benefits is denied in whole or in part, the Plan Administrator must notify the Eligible Employee, in writing, of the denial of the application, and of the Eligible Employee's right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the Eligible Employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan's review procedure.

         This written notice will be given to the Eligible Employee within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the Eligible Employee before the end of the initial ninety (90)-day period.

         This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. If written notice of denial of the application for severance benefits is not furnished within the specified time, the application shall be deemed to be denied. The Eligible Employee will then be permitted to appeal the denial in accordance with the review procedure described below.

         (c) REQUEST FOR A REVIEW. Any Eligible Employee (or that person's authorized representative) for whom an application for severance benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied (or deemed denied). The Plan Administrator will give the Eligible Employee (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review. A request for a review shall be in writing and shall be addressed to:

                                    Compensation Committee
                                    EXAR Corporation
                                    48720 Kato Road
                                    Fremont, CA 94538
                                    Attn:  Chair of Compensation Committee

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the Eligible Employee feels are pertinent. The Plan Administrator may require the Eligible Employee to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.

         (d) DECISION ON REVIEW. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty
(60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the Eligible Employee within the initial sixty (60)-day period. The Plan Administrator will give prompt, written notice of its decision to the Eligible Employee. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the Eligible Employee, the specific Plan provisions upon which the decision is based. If written notice of the Plan Administrator's decision is not given to the Eligible Employee within the time prescribed in this Section 12(d), the application will be deemed denied on review.

         (e) RULES AND PROCEDURES. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing severance benefit claims. The Plan Administrator may require an Eligible Employee who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of severance benefits to do so at the Eligible Employee's own expense.

         (f) EXHAUSTION OF REMEDIES. No legal action for severance benefits under the Plan may be brought until the Eligible Employee (i) has submitted a written application for severance benefits in accordance with the procedures described by Section 12(a) above, (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period), (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c) above and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator's failure to take any action on the claim within the time prescribed by Section 12(d) above).

SECTION 14.   BASIS OF PAYMENTS TO AND FROM PLAN.

         All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company.

SECTION 15.   OTHER PLAN INFORMATION.

         (a) EMPLOYER AND PLAN IDENTIFICATION NUMBERS. The Employer Identification Number assigned to the Company (which is the "Plan Sponsor" as that term is used in ERISA) by the Internal Revenue Service is 94-1741481. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 510.

         (b) ENDING DATE FOR PLAN'S FISCAL YEAR. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

         (c) AGENT FOR THE SERVICE OF LEGAL PROCESS. Service of legal process may be made upon the Plan Administrator.

         (d) PLAN SPONSOR AND ADMINISTRATOR. The "Plan Sponsor" of the Plan is EXAR Corporation and the "Plan Administrator" of the Plan is the Compensation Committee of the Board of Directors of the Company, both having the following address: 48720 Kato Road, Fremont, CA 94538. The Plan Sponsor's and Plan

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

Administrator's telephone number is (510) 668-7112. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.



SECTION 16.   STATEMENT OF ERISA RIGHTS.

         Eligible Employees participating in this Plan (which is intended to be an ERISA welfare benefit plan sponsored by EXAR Corporation) are entitled to certain rights and protections under ERISA. If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

         (a) Examine, without charge, at the Plan Administrator's office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports;

         (b) Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies;

         (c) Receive a summary of the Plan's annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor. (Generally, all pension plans and welfare plans with one hundred (100) or more participants must file these annual reports.)

         In addition to creating rights for Eligible Employees, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

         No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.

                                    EXHIBIT A

                   RELEASE AGREEMENT - INDIVIDUAL TERMINATION


         I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE EXAR CORPORATION EXECUTIVE OFFICERS' CHANGE OF CONTROL SEVERANCE BENEFIT PLAN (THE "PLAN").

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Agreement, in consideration of benefits I will receive under the Plan, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the Effective Date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the Effective Date of this Agreement; (b) I have the right to consult with an attorney prior to executing this Agreement; (c) I have twenty-one (21) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (d) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date").

EXAR CORPORATION                            EMPLOYEE



By:                                         Name:

Title:                                      Date:

Date:

                                    EXHIBIT B

                      RELEASE AGREEMENT - GROUP TERMINATION


         I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE EXAR CORPORATION EXECUTIVE OFFICERS' CHANGE OF CONTROL SEVERANCE BENEFIT PLAN (THE "PLAN").

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Agreement, in consideration of benefits I will receive under the Plan, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the Effective Date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the Effective Date of this Agreement; (b) I have the right to consult with an attorney prior to executing this Agreement; (c) I have forty-five (45) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (d) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date"); and (f) I have received with this Agreement a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

EXAR CORPORATION                            EMPLOYEE



By:                                         Name:

Title:                                      Date:

Date:

                                EXAR CORPORATION

                      EXECUTIVE OFFICERS' CHANGE OF CONTROL
                             SEVERANCE BENEFIT PLAN


SECTION 17.       INTRODUCTION.

        This EXAR Corporation Executive Officers' Change of Control Severance Benefit Plan (the "Plan") was approved by the Compensation Committee of the Board of Directors of EXAR Corporation (the "Company") on June 24, 1999 (the "Effective Date"). The purpose of the Plan is to encourage valued officers to work in the Company's best interests during and following a Change of Control (as defined below) by providing for the payment of severance benefits as set forth herein. This Plan shall supersede any group severance benefit plan, policy or practice previously maintained by the Company for the employees described herein. This Plan shall supersede any agreement between the Eligible Employees (as defined below) for monetary severance payments, but not for other forms of severance compensation including stock or accelerated vesting of stock options as set forth in the EXAR Corporation 1997 Equity Incentive Plan. This Plan document also is the Summary Plan Description for the Plan.

SECTION 18.   DEFINITIONS.

                    When used herein, the following terms shall have the following definitions:

      (a) "BASE SALARY" shall mean an Eligible Employee's salary from the Company, at the rate in effect on the date of a Change of Control (or as increased thereafter), excluding all bonus, commissions and other incentive compensation, such as, but not by way of limitation, payments under the Company's Executive Incentive Compensation Program, Sales Incentive Compensation Program and Key Employee Compensation Program.

      (b) "CAUSE" shall mean: (i) conviction of any felony or conviction of any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) conduct by an Eligible Employee which, based upon a good faith and reasonable factual investigation and determination by the Company, demonstrates gross incompetence; or (iv) intentional, material violation by an Eligible Employee of any contract between the Eligible Employee and the Company or any statutory duty of the Eligible Employee to the Company that is not corrected within thirty (30) days after written notice to the Eligible Employee thereof. Physical or mental disability shall not constitute "Cause."

      (c) "CHANGE OF CONTROL" shall mean (i) a dissolution or liquidation of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; (iii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (iv) any other capital reorganization in which more than thirty-five percent (35%) of the shares of the Company entitled to vote are exchanged, excluding in each case a capital reorganization in which the sole purpose is to change the state of incorporation of the Company; (v) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; or (vi) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than thirty-five percent (35%) of the combined voting power in the election of directors. For purposes of this paragraph, acquisition of ownership interests by any Eligible Employee, whether through a "management buy-out" or otherwise, shall not constitute a "Change of Control."

           (i) "ELIGIBLE EMPLOYEES" shall mean those executives as may be designated from time to time by the Board of Directors to be a participant. The Board of Directors, or the Compensation Committee of the Board of Directors, may, in its sole discretion, designate additional employees to be Eligible Employees under the Plan.

      (d) "GOOD REASON" shall mean any one of the following events which occurs within thirteen (13) months after the effective date of a Change of
Control: (i) any reduction of the Eligible Employee's rate of total compensation (including base salary, bonus, stock, stock options, etc.); (ii) any reduction in the package of welfare benefit plans, taken as a whole, provided to the Eligible Employee (except that employee contributions may be raised to the extent of any cost increases imposed by third parties) or any action by the Company which would adversely affect the Eligible Employee's participation or reduce the Eligible Employee's benefits under any of such plans; (iii) any change in the Eligible Employee's responsibilities, duties, authority, title, reporting relationship or offices resulting in any diminution of position (including, but not limited to, a change of responsibility from company-wide responsibility to division-level responsibility); (iv) request that the Eligible Employee relocate to a worksite that is more than thirty-five
(35) miles from the Eligible Employee's prior worksite, unless the Eligible Employee accepts such relocation opportunity; (v) failure or refusal of a successor to the Company to assume the Company's obligations under the Plan; or
(vii) material breach by the Company or any successor to the Company of any of the material provisions of the Plan.

      (e) "TERMINATION DATE" shall mean the date upon which an Eligible Employee's employment with the Company terminates within thirteen (13) months after the effective date of a Change of Control.

SECTION 19.   ELIGIBILITY FOR BENEFITS.

           (i)   GENERAL RULES. Subject to the requirements set forth in this
Section 3, and subject to further limitations set forth subsequently in this Plan, the Company will grant severance benefits to Eligible Employees. As a condition of receiving severance benefits under the Plan, each Eligible Employee must execute an effective general waiver and release, on the appropriate form attached hereto as Exhibits A and B, which releases the Company from any and all claims the Eligible Employee may have against the Company.

      (b) EXCEPTIONS. An employee who otherwise is an Eligible Employee will not receive severance benefits under the Plan in any of the following circumstances:

           (i) The employee voluntarily terminates employment with the Company other than for Good Reason.

           (ii) The employee voluntarily terminates employment with the Company in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or a successor to the Company, or is wholly or partly owned (directly or indirectly) by the parent or other affiliate of the Company or its successor.

SECTION 20.   AMOUNT OF SEVERANCE BENEFITS.

      Eligible Employees whose employment is terminated without Cause or for Good Reason on a Termination Date will receive, subject to Section 5 hereof, a lump sum payment equal to the greater of (a) one (1) times the Eligible Employee's Base Salary or (b) one (1) month of Base Salary for each complete year of service with the Company, up to a maximum of two (2) times the Eligible Employee's Base Salary. In the event of an Eligible Employee's death prior to the receipt of a payment to which he or she is entitled, such payment shall be made to the Eligible Employee's surviving spouse or, if none, to the Eligible Employee's estate. The foregoing severance benefits shall be subject to applicable federal, state, local and foreign tax withholdings.

SECTION 21.   LIMITATION ON AMOUNT OF BENEFIT; GOLDEN PARACHUTE TAXES.

      (a) Notwithstanding any other provision of the Plan to the contrary, (i) the severance benefits under this Plan are in lieu of any other benefit provided under any other group severance plan of the Company and (ii) severance benefits under this Plan shall be reduced by the amount of any payment to which the Eligible Employee is entitled under any individual severance agreement or other arrangement then in effect between the Eligible Employee and the Company. The accelerated vesting of stock options under the Company's 1997 Equity Incentive Plan shall not be subject to this Section 5(a).

      (b) Notwithstanding any other provision of the Plan to the contrary, in the event it shall be determined, either by the Company or by a final determination of the Internal Revenue Service, that any payment, distribution or benefit by or from the Company to or for the benefit of an Eligible Employee, whether paid or payable or distributed or distributable pursuant to the terms of the Plan or otherwise (the "Payments"), would cause the Eligible Employee to become subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then the Company shall pay to or for the benefit of the Eligible Employee, within the later of ninety (90) days of the Termination Date or ninety (90) days of the date of determination referred to above, an additional amount (the "Gross-Up Payment") in an amount that shall fund the payment by the Eligible Employee of any Excise Tax on the Payments, as well as any income taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to taxes on the Gross-Up Payment or any Excise Tax. For purposes of determining the amount of the Gross-Up Payment, the Eligible Employee shall be deemed to pay federal, state and local income taxes at the highest nominal marginal rate of such federal, state and local income taxation in the calendar year in which the Gross-Up Payment is due, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account to determine the amount of the Gross-Up Payment, then the Eligible Employee shall repay to the Company at that time the portion of the Gross-Up Payment attributable to such reduction (plus an amount equal to any tax reduction, whether of the Excise Tax, any applicable income tax, or any applicable employment tax, which the Eligible Employee has received as a result of such initial repayment). In the event that the Excise Tax is subsequently determined, whether by the Company or by a final determination of the Internal Revenue Service, to be more than the amount taken into account to determine the amount of the Gross-Up Payment, then the Company shall pay to the Eligible Employee an additional amount, which shall be determined using the same methods as were used for calculating the Gross-Up Payment, with respect to such excess. For purposes of this Section 5(b), a determination of the Internal Revenue Service as to the amount of Excise Tax for which an Eligible Employee is liable shall not be treated as final until the time that either (i) the Company agrees to acquiesce to the determination of the Internal Revenue Service or (ii) the determination of the Internal Revenue Service has been upheld in a court of competent jurisdiction and the Company decides not to appeal such judicial decision or such decision is not appealable. If the Company chooses to contest the determination of the Internal Revenue Service, then all costs, attorneys' fees, charges assessed and other expenses shall be borne and paid when due by the Company.

SECTION 22.   NOTICE OF TERMINATION.

         Any termination by the Company, whether or not for Cause, or by the Eligible Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given by hand delivery or by registered or certified mail, return receipt requested, postage prepaid, if to the Eligible Employee, then to the Eligible Employee at the Eligible Employee's address as set forth in the Company's records, and, if to the Company, to EXAR Corporation, 48720 Kato Road, Fremont, California 94538 Attention: Law Department. For purposes of the Plan, a Notice of Termination means a written notice which (i) indicates the specific termination provision in the Plan relied upon and (ii) if the Termination Date is other than the date of receipt of such notice, specifies the Termination Date (which date shall be not more than fifteen (15) days after the giving of such notice). The failure by the Company or the Eligible Employee to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause or of Good Reason shall not waive any right of the Company or of the Eligible Employee, respectively, or preclude the Company or the Eligible Employee, respectively, from asserting such fact or circumstance in enforcing its, his or her rights hereunder.

SECTION 23.   TIME OF PAYMENT.

         The Company will pay the severance payments described in Section 4 above within thirty (30) days after the Termination Date of an Eligible Employee, but not sooner than the effective date of the release attached as Exhibit A or B, as appropriate.

SECTION 24.   MITIGATION.

         The Eligible Employee shall not be required to mitigate the amount of the severance benefits payable under this Plan by seeking other employment or otherwise, and any amount earned by the Eligible Employee after the Termination Date shall not reduce or otherwise affect the amount of such severance benefits.

SECTION 25.   RIGHT TO INTERPRET PLAN; AMEND AND TERMINATE; OTHER ARRANGEMENTS.

         (a)  EXCLUSIVE DISCRETION. The Plan Administrator (as defined in
Section 14 below) shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan, to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and the amount of benefits to be paid under the Plan. The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.

         (b) AMENDMENT OR TERMINATION. The Compensation Committee of the Board of Directors of the Company reserves the right to amend or discontinue this Plan or the benefits provided hereunder at any time; PROVIDED, HOWEVER, that no such amendment or termination shall affect the right to any unpaid benefit of any Eligible Employee whose Termination Date has occurred prior to such amendment or termination of the Plan, and that no amendment or discontinuance of this Plan may occur after the effective date of a Change of Control or in anticipation of a Change of Control. Any action amending or terminating the Plan shall be in writing and executed by the Chair of the Compensation Committee of the Board of Directors of the Company.

SECTION 26.   NO IMPLIED EMPLOYMENT CONTRACT.

         The Plan shall not be deemed (i) to give any Eligible Employee any right to be retained in the employ of the Company or (ii) to interfere with the right of the Company to discharge any Eligible Employee or other person at any time and for any reason, which right is hereby reserved.

SECTION 27.   LEGAL CONSTRUCTION.

         This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 ("ERISA") as a "welfare benefit plan" as defined in Section 3(1) of ERISA, and, to the extent not preempted by ERISA, the laws of the State of California. If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 28.   CLAIMS, INQUIRIES AND APPEALS.

         (a) APPLICATIONS FOR BENEFITS AND INQUIRIES. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Plan Administrator is:

                       Compensation Committee
                       EXAR Corporation
                       48720 Kato Road
                       Fremont, CA 94538
                       Attention:  Chair of Compensation Committee

         (b) DENIAL OF CLAIMS. In the event that any application for severance benefits is denied in whole or in part, the Plan Administrator must notify the Eligible Employee, in writing, of the denial of the application, and of the Eligible Employee's right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the Eligible Employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan's review procedure.

         This written notice will be given to the Eligible Employee within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the Eligible Employee before the end of the initial ninety (90)-day period.

         This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. If written notice of denial of the application for severance benefits is not furnished within the specified time, the application shall be deemed to be denied. The Eligible Employee will then be permitted to appeal the denial in accordance with the review procedure described below.

         (c) REQUEST FOR A REVIEW. Any Eligible Employee (or that person's authorized representative) for whom an application for severance benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied (or deemed denied). The Plan Administrator will give the Eligible Employee (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review. A request for a review shall be in writing and shall be addressed to:

                       Compensation Committee
                       EXAR Corporation
                       48720 Kato Road
                       Fremont, CA 94538
                       Attn:  Chair of Compensation Committee

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the Eligible Employee feels are pertinent. The Plan Administrator may require the Eligible Employee to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.

         (d) DECISION ON REVIEW. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the Eligible Employee within the initial sixty (60)-day period. The Plan Administrator will give prompt, written notice of its decision to the Eligible Employee. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the Eligible Employee, the specific Plan provisions upon which the decision is based. If written notice of the Plan Administrator's decision is not given to the Eligible Employee within the time prescribed in this Section 12(d), the application will be deemed denied on review.

         (e) RULES AND PROCEDURES. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing severance benefit claims. The Plan Administrator may require an Eligible Employee who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of severance benefits to do so at the Eligible Employee's own expense.

         (f) EXHAUSTION OF REMEDIES. No legal action for severance benefits under the Plan may be brought until the Eligible Employee (i) has submitted a written application for severance benefits in accordance with the procedures described by Section 12(a) above, (ii) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period), (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 12(c) above and (iv) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator's failure to take any action on the claim within the time prescribed by Section 12(d) above).

SECTION 29.   BASIS OF PAYMENTS TO AND FROM PLAN.

         All benefits under the Plan shall be paid by the Company. The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company.

SECTION 30.   OTHER PLAN INFORMATION.

         (a) EMPLOYER AND PLAN IDENTIFICATION NUMBERS. The Employer Identification Number assigned to the Company (which is the "Plan Sponsor" as that term is used in ERISA) by the Internal Revenue Service is 94-1741481. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 510.

         (b) ENDING DATE FOR PLAN'S FISCAL YEAR. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

         (c) AGENT FOR THE SERVICE OF LEGAL PROCESS. Service of legal process may be made upon the Plan Administrator.

         (d) PLAN SPONSOR AND ADMINISTRATOR. The "Plan Sponsor" of the Plan is EXAR Corporation and the "Plan Administrator" of the Plan is the Compensation Committee of the Board of Directors of the Company, both having the following address: 48720 Kato Road, Fremont, CA 94538. The Plan Sponsor's and Plan Administrator's telephone number is (510) 668-7112. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

SECTION 31.   STATEMENT OF ERISA RIGHTS.

         Eligible Employees participating in this Plan (which is intended to be an ERISA welfare benefit plan sponsored by EXAR Corporation) are entitled to certain rights and protections under ERISA. If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

         (a) Examine, without charge, at the Plan Administrator's office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports;

         (b) Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies;

         (c) Receive a summary of the Plan's annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor. (Generally, all pension plans and welfare plans with one hundred (100) or more participants must file these annual reports.)

         In addition to creating rights for Eligible Employees, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

         No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA. If your claim for a Plan benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

         Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan and do not receive them within thirty (30) days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits that is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         If you have any questions about the Plan, you should contact the Plan Administrator. If you have any questions about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.

                                    EXHIBIT A

                   RELEASE AGREEMENT - INDIVIDUAL TERMINATION

         I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE EXAR CORPORATION EXECUTIVE OFFICERS' CHANGE OF CONTROL SEVERANCE BENEFIT PLAN (THE "PLAN").

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Agreement, in consideration of benefits I will receive under the Plan, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the Effective Date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the Effective Date of this Agreement; (b) I have the right to consult with an attorney prior to executing this Agreement; (c) I have twenty-one (21) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (d) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date").

EXAR CORPORATION                        EMPLOYEE


By:                                     Name:

Title:                                  Date:

Date:

EXHIBIT B

                      RELEASE AGREEMENT - GROUP TERMINATION

         I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE EXAR CORPORATION EXECUTIVE OFFICERS' CHANGE OF CONTROL SEVERANCE BENEFIT PLAN (THE "PLAN").

         I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

         Except as otherwise set forth in this Agreement, in consideration of benefits I will receive under the Plan, I hereby release, acquit and forever discharge the Company, its parents and subsidiaries, and their officers, directors, agents, servants, employees, shareholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed (other than any claim for indemnification I may have as a result of any third party action against me based on my employment with the Company), arising out of or in any way related to agreements, events, acts or conduct at any time prior to and including the Effective Date of this Agreement, including but not limited to: all such claims and demands directly or indirectly arising out of or in any way connected with my employment with the Company or the termination of that employment, including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; the California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing.

         I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the Effective Date of this Agreement; (b) I have the right to consult with an attorney prior to executing this Agreement; (c) I have forty-five (45) days to consider this Agreement (although I may choose to voluntarily execute this Agreement earlier); (d) I have seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (e) this Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after this Agreement is executed by me, provided that the Company has also executed this Agreement by that date (the "Effective Date"); and (f) I have received with this Agreement a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

EXAR CORPORATION                          EMPLOYEE


By:                                       Name:

Title:                                    Date:

Date:

                                EXAR CORPORATION

                      EXECUTIVE OFFICERS' CHANGE OF CONTROL
                             SEVERANCE BENEFIT PLANS



------------------------------------------------------- -----------------------------------------------------
                       GROUP I                                                GROUP II
---------------------------- -------------------------- -------------------------- --------------------------
NAME                         EFFECTIVE                  NAME                       EFFECTIVE
---------------------------- -------------------------- -------------------------- --------------------------
Donald L. Ciffone, Jr.       06/24/99                   Susan J. Hardman           03/06/00
---------------------------- -------------------------- -------------------------- --------------------------
Michael J. Class             06/24/99                   Thomas W. Jones            06/24/99
---------------------------- -------------------------- -------------------------- --------------------------
Roubik Gregorian             06/24/99                   Thomas R. Melendrez        06/24/99
---------------------------- -------------------------- -------------------------- --------------------------
Ronald W. Guire              06/24/99                   Stephen W. Michael         06/24/99
---------------------------- -------------------------- -------------------------- --------------------------
John Sramek                  06/24/99
---------------------------- -------------------------- -------------------------- --------------------------